INVESTOR PRESENTATION 3rd Quarter 2022 NASDAQ: SRCE | www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio, pre-tax pre-provision income and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest- bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. 2page

CORPORATE OVERVIEW $8.1 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking  Locations throughout northern Indiana and southwestern Michigan  Business and personal banking, payment services, lending, mortgage, and leasing  Investment management, wealth advisory, estate planning, and retirement planning services  Business and consumer insurance sales Renewable Energy Financing  National footprint  Construction loans, permanent loans and tax equity investments  Community solar, commercial and industrial, small utility scale, university and municipal projects Specialty Finance  National and international footprint  Construction machinery  Corporate and personal aircraft  Auto rental and leasing, shuttle buses, motor coaches, funeral cars, and step vans  Truck rental and leasing 3page

MISSION & VISION 4page Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision  Offer our clients the highest quality service  Support a proud family of colleagues who personify the 1st Source spirit of partnership  Be the financial institution of choice in each market we serve  Remain independent and nurture pride of ownership among all 1st Source colleagues  Achieve long-term, superior financial results

MARKET AREA 5page Specialty Finance Loans & Leases $2.95 billion Community Bank Loans & Leases $2.85 billion

BUSINESS MIX Loans & Leases 6page COMMUNITY BANKING 49% SPECIALTY FINANCE 51% Business 75% Personal 25%

COMMUNITY BANKING 79 Banking Centers 98 Twenty-four-hour ATMs 9 Trust & Wealth Advisory locations with approximately $4.6 billion of assets under management 10 1st Source Insurance offices 7page In person OnlineOver the phone Mobile

RENEWABLE ENERGY FINANCING



Our Renewable Energy Financing Division provides sponsors and developers with one-stop shop financing by providing construction loans, permanent loans, and tax equity investments to community solar, commercial & industrial, small utility scale, university, and municipal solar projects. Loans and investments are made across the contiguous United States, with a focus in the Northeast and Midwest.

Financed solar projects positively impact communities across our growing portfolio through energy cost-savings and renewable energy generation.

Environmental Impact

The estimated aggregate power capacity of financed projects avoids 290,186 metric tons of carbon greenhouse emissions annually.*

- Over $358 million in loans and leases outstanding as of September 30, 2022
- Over $106 million invested to date in tax equity partnership investments as of September 30, 2022

Equivalent Emissions Avoided Annually*


32,652,908
gallons of gasoline consumed
-or-
28,505,539
gallons of diesel consumed
-or-
321,064,900
Pounds of coal burned
-or-
3,842
tanker trucks' worth of gasoline
36,553
homes' energy use for one year
-or-
56,463
homes' electricity use for one year
-or-
1,602
railcars' worth of coal burned
-or-
671,843
barrels of oil consumed

* Source: https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator as of October 10, 2022

1st Source Corporation
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SPECIALTY FINANCE GROUP Aircraft Division Aircraft division provides financing primarily for new and pre-owned general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. Construction Equipment Division Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Auto and Light Truck Division Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: buses, funeral cars and step vans. Medium and Heavy Duty Truck Division The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. 9page

Zelle (P2P) HIGHLY RATED, FEATURE-RICH MOBILE APP Budget & Account Aggregation 54% 57% 63% 17% 16% 14% 29% 27% 23% 0% 25% 50% 75% 100% Q3 20 Q3 21 Q3 22 Digital Adoption¹ Mobile & Online Online Only Non-Digital 17% 21% 29% 26% 25% 22% 36% 34% 25% 21% 20% 24% 0% 25% 50% 75% 100% Q3 20 Q3 21 Q3 22 Service Usage³ 4+ 3 2 1 Other Services: Balance & Transfers, Pay Bills / eBills, Mobile Deposit, A2A Transfers 51.3 57.4 62.0 66.7 45.0 50.0 55.0 60.0 65.0 70.0 Q3 19 Q3 20 Q3 21 Q3 22 Mobile Users (000s)² Credit Score Mgmt.⁵ Debit Card Control Digital Wallet⁶ 10.4 36.2 56.2 93.3 0 25 50 75 100 Q3 19 Q3 20 Q3 21 Q3 22 Zelle Transactions (000s)⁴ 1 “Digital Adoption” is based on the primary deposit account holders’ usage of our online/mobile banking platforms 2 “Mobile Users” is based on activity within the Mobile App within the last 90 days 3 “Service Usage” are the number of distinct services (presented on the left) used by a digital user 4 Switched P2P service providers from PopMoney to Zelle in July 2019 5 Launched service in May 2022 6 1st Source Debit Cards can be loaded into Apple Pay, Samsung Pay & Google Wallet Apps page 10

AN EXPERIENCED AND PROVEN TEAM Executive Team 5 executives with an average 36 years each of banking experience and 26 years with 1st Source Business Banking Officers 39 business banking officers with an average 17 years each of lending experience and with 1st Source from 1 to 33 years Specialty Finance Group Officers 27 specialty finance officers with an average 24 years each of lending experience and with 1st Source from 1 to 32 years 11page

PERFORMANCE CLIENT Indiana SBA Community Lender Award 2013-2021 #1 Deposit share in our 16 contiguous county market #1 SBA Lender in our Indiana footprint #1 SBA Lender Headquartered in State of Indiana #22 On Monitor Magazine’s 2021 Top 50 Bank Finance/Leasing Companies in the U.S. #37 On Monitor Magazine’s 2022 Top 100 Largest Equipment Finance/Leasing Companies in the U.S. 12page

PERFORMANCE PEOPLE Forbes’ 150 Best Employers for Veterans 2021 Forbes’ 500 Best Midsize Employers 2021-2022 Forbes’ 500 Best Employers for Diversity 2022 Indianapolis Business Journal’s 250 Most Influential Business Leaders Christopher J. Murphy III CEO and Chairman of the Board Tracy D. Graham Board Member Isaac P. Torres Board Member 13page

FINANCIAL REVIEW

15page 4755 5000 5463 5438 5474 4.93% 5.16% 4.44% 4.32% 4.51% 3.75% 4.25% 4.75% 5.25% 5.75% 6.25% 2000 3500 5000 6500 2018 2019 2020 2021 2022 YTD Loans & Leases ($MM) Yield on Loans & Leases - FTE (%)* GROWING LOAN PORTFOLIO Total Average Loans & Leases * See “Reconciliation of non-GAAP Financial Measures” in Appendix. Note: Paycheck Protection Program loans have not been excluded from the totals above.

16page Commercial Real Estate 17% Residential Real Estate 10% Consumer 3% Medium and Heavy Duty Truck 5% Auto and Light Truck 12%Construction Equipment 15% Aircraft 17% Solar 6% Commercial and Agriculture 15% DIVERSIFIED LOAN PORTFOLIO 2022 Average Loans by Type

17page 2.08% 2.19% 2.56% 2.38% 2.36% 2018 2019 2020 2021 2022 YTD STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Allowance 0.71% 0.37% 1.16% 0.77% 0.48% 2018 2019 2020 2021 2022 YTD Low Nonperforming Assets 0.29% 0.10% 0.17% 0.16% -0.01% 2018 2019 2020 2021 2022 YTD Limited Losses Nonperforming Assets Net (Recoveries) Charge-Offs Solid Reserves

18page 4277 4502 5128 5987 6434 687 775 609 356 262 0.70% 0.96% 0.53% 0.19% 0.25% 0.00% 0.50% 1.00% 1.50% 2.00% 0 2,000 4,000 6,000 8,000 2018 2019 2020 2021 2022 YTD Core Deposits ($MM) Non-core Deposits ($MM) Effective Rate on Deposits (%) CORE DEPOSIT FRANCHISE TOTAL AVERAGE DEPOSITS *Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. 5277 5737 6343 6696 4964

19page Noninterest Bearing Demand 31% CD and IRA 12% Savings and Interest Bearing Demand 57% ATTRACTIVE DEPOSIT FRANCHISE 2022 Average Deposits By Type

20page $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 June 16 June 17 June 18 June 19 June 20 June 21 June 22 1st Source Chase Lake City Bank Horizon Bank Fifth Third DEPOSIT MARKET SHARE 16 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) Data as of June 2022 – FDIC (via S&P Global Market Intelligence) *Includes Allen, DeKalb, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. 2022 ______13.36% ___________10.93% ___9.47% _____4.67% ________4.57%

21page 82.4 92.0 81.4 118.5 90.8 89.4 3.16 3.57 3.17 4.70 3.59 3.59 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $0 $15 $30 $45 $60 $75 $90 $105 $120 $135 2018 2019 2020 2021 2021 YTD 2022 YTD Net Income ($MM) EPCS (Diluted) NET INCOME & EARNINGS PER SHARE

22page 124.5 136.0 142.3 150.6 115.4 123.7 $0 $35 $70 $105 $140 $175 2018 2019 2020 2021 2021 YTD 2022 YTD PRE-TAX, PRE-PROVISION INCOME ($MM) *See “Reconciliation of non-GAAP Financial Measures” in Appendix.

23page 1.08% 1.21% 1.34% 1.41% 1.14% 1.53% 1.49%8.71% 9.69% 11.09% 11.50% 9.41% 13.07% 13.56% 9.98% 11.00% 12.50% 12.85% 10.42% 14.40% 14.99% 4.00% 8.00% 12.00% 16.00% 0.60% 1.20% 1.80% 2.40% 3.00% 2016 2017 2018 2019 2020 2021 2022 YTD R O AE a nd R O AT E R O AA Return on Average Assets Return on Average Common Equity Return on Average Tangible Common Equity** INCOME PERFORMANCE METRICS 1st SOURCE PERFORMS WELL AGAINST PEERS WHILE MAINTAINING STRONG CAPITAL LEVELS *Peer group data as of June 30, 2022. ** See “Reconciliation of non-GAAP Financial Measures” in Appendix. YTD Median Peer Data* National C&I Midwest ROATE 13.91% 15.51% ROAE 10.37% 11.71% ROAA 1.12% 1.29%

24page 214.7 224.6 226.4 237.1 176.9 192.4 3.73% 3.68% 3.39% 3.23% 3.28% 3.37% 2.00% 3.00% 4.00% 5.00% $0 $52 $104 $156 $208 $260 2018 2019 2020 2021 2021 YTD 2022 YTD Net Interest Income ($MM) Net Interest Margin (%) NET INTEREST MARGIN (FTE)* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

25page Trust, Wealth Advisory, and Retirement Plan Services 29% Other 17% Debit Card 22% Service Charges on Deposit Accounts 15% Insurance Commissions 9% Mortgage Banking 5% Equipment Rental 3% DIVERSE SOURCES OF NONINTEREST INCOME Fair Value of Assets Under Management of $4.6B * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . Noninterest Income Composition 2022 YTD = $60.1MM* 24% of Total Revenue*

26page 160.2 163.9 167.2 172.5 126.8 128.4 56.2% 54.7% 54.2% 53.5% 52.4% 51.2% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $50.0 $100.0 $150.0 $200.0 2018 2019 2020 2021 2021 YTD 2022 YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* OPERATING EXPENSES * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix.

14.68% 14.90% 15.99% 16.76% 16.50% 2018 2019 2020 2021 2022 YTD 27page 12.06% 12.19% 12.15% 11.89% 12.69% 2018 2019 2020 2021 2022 YTD STRONG CAPITAL POSITION Tier 1 Leverage Ratio 13.42% 13.64% 14.73% 15.50% 15.24% 2018 2019 2020 2021 2022 YTD Tier 1 Risk Based Ratio Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 10.92% 11.38% 11.10% 10.39% 9.26% 2018 2019 2020 2021 2022 YTD 5% Well Capitalized 8% Well Capitalized 10% Well Capitalized * See “Reconciliation of non-GAAP Financial Measures” in Appendix. Note: YTD 2022, shares repurchased were 149,819 shares

28page $21.49 $22.75 $24.47 $26.30 $29.18 $31.62 $33.64 $30.10 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 2015 2016 2017 2018 2019 2020 2021 2022 YTD TANGIBLE BOOK VALUE PER COMMON SHARE* Consistent Growth * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

29page 0.600 0.618 0.645 0.671 0.720 0.760 0.960 1.100 1.130 1.210 1.260 $0.000 $0.200 $0.400 $0.600 $0.800 $1.000 $1.200 $1.400 $1.600 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD COMMON DIVIDENDS PER SHARE 34 YEARS OF CONSECUTIVE DIVIDEND GROWTH

30page DELIVERING RETURNS TO SHAREHOLDERS Value of $100 Invested in 1st Source since 1971 Inception with Dividends Reinvested vs. Total Return of Stock Indices

31page DELIVERING RETURNS TO SHAREHOLDERS December 31, 2007 – October 21, 2022

PERFORMANCE FINANCIAL 2019-2022 KBW Bank Honor Roll Fourth consecutive year named among top 5% of banks with more than $500 million in total assets and ten consecutive years of increased earnings per share #26 Of 123 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine 5-Star Superior Rating – BauerFinancial 34 Years of consecutive dividend growth 32page

INVESTMENT CONSIDERATIONS Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth Experienced and proven team with significant investment in bank Diversification of product mix and geography with asset generation capability Leading market share in community banking markets Stable credit quality, strongly reserved Strong capital position and 34 consecutive years of dividend growth 33page

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board, CEO and President (574) 235-2711 Murphy-c@1stsource.com Brett A. Bauer CFO and Treasurer (574) 235-2638 bauerb@1stsource.com 34page

APPENDIX

CONSOLIDATED BALANCE SHEET 36page (Dollars in millions) 2018 2019 2020 2021 2022 YTD Cash and cash equivalents 99$ 83$ 243$ 525$ 118$ Investment securities and other investments 1,019 1,069 1,225 1,890 1,827 Loans and leases, net of unearned discount 4,847 5,106 5,502 5,360 5,765 Allowance for loan and lease losses (100) (111) (141) (127) (136) Equipment owned under operating leases, net 134 112 65 48 33 Other assets 295 364 422 400 490 Total assets 6,294$ 6,623$ 7,316$ 8,096$ 8,097$ Noninterest-bearing deposits 1,217$ 1,217$ 1,637$ 2,053$ 2,047$ Interest-bearing deposits 3,905 4,140 4,309 4,626 4,574 Total deposits 5,122 5,357 5,946 6,679 6,621 Total borrowings 329 276 291 330 447 Other liabilities 79 141 148 118 143 Total shareholders' equity 762 829 887 916 826 Noncontrolling interests 2 20 44 53 60 Total equity 764 849 931 969 886 Total liabilities and equity 6,294$ 6,623$ 7,316$ 8,096$ 8,097$

CONSOLIDATED INCOME STATEMENT 37page (Dollars in millions) 2018 2019 2020 2021 2021 YTD 2022 YTD Net interest income 214$ 224$ 226$ 237$ 177$ 192$ Provision for (recovery of) credit losses 19 16 36 (4) (3) 8 Noninterest income* 70 76 83 86 66 60 Noninterest expense* 160 164 167 172 127 128 Income before income taxes 105 120 106 155 119 116 Income tax expense 23 28 25 36 28 27 Net income 82 92 81 119 91 89 Net income attributable to noncontrolling interests - - - - - - Net income available to common shareholders 82$ 92$ 81$ 119$ 91$ 89$ Diluted net income per common share 3.16$ 3.57$ 3.17$ 4.70$ 3.59$ 3.59$ * Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See Reconciliation of non-GAAP Financial Measures" in Appendix.

38page Transportation & Warehousing 19% Finance & Insurance and Real Estate 19% Services 16% Retail Trade 8% Construction 13% Manufacturing 8% Ag, Forestry, Fishing & Hunting 9% Wholesale Trade 6% Other* 2% * Other includes: Mining, Utilities, and Information AIRCRAFT PORTFOLIO INDUSTRIES BY NAICS

39page OWNERSHIP SUMMARY Institutional 10,806,114 43.8% Insiders 7,814,620 31.7% Retail/Other 5,290,152 21.5% 1st Source ESOP 746,292 3.0% Total Shares Outstanding(1) 24,657,178 100.0% Institution (Top 10 Institutions) Shares % of Total Dimensional Fund Advisors LP 1,670,808 6.8% BlackRock Inc. 1,373,823 5.6% Wellington Management Group LLP 829,454 3.4% Vanguard Group Inc. 804,796 3.3% AllianceBernstein LP 762,428 3.1% State Street Global Advisors Inc. 520,076 2.1% Manulife Asset Management 431,713 1.7% Boston Trust Walden Co. 373,922 1.5% Charles Schwab Investment Mgmt 358,054 1.4% Geode Capital Management LLC 297,297 1.2% Top 10 Institutions(2) 7,422,371 30.1% Other 3,383,743 13.7% Total Institutional Ownership(2) 10,806,114 43.8% Institutional 43.8% Insiders 31.7% Retail/Other 21.5% 1st Source ESOP 3.0% (1) As of September 30, 2022 (2) As of June 30, 2022 or most recently reported data Source: S&P Global Market Intelligence and Company filings

65% 32% 3% 40page ASSET LIABILITY MANAGEMENT Asset-sensitive posture Positioned for higher interest rates • Variable rate loans reprice quickly — 90% of Variable reprice within 3 months • Fixed rate loans have short terms — 2.75 year weighted average remaining life — High proportion of equipment lending • Stable, low-cost deposit funding base — 0.48% total deposit cost at September 30, 2022 — Deposit beta of 7% during the last rate hike cycle — 31% non-interest-bearing funds — 11.5-year average current depositor relationship • Liquid and high-quality investment portfolio of $1.8bn Net Interest Income Sensitivity 1 year difference versus no rate change +100 bps Parallel Ramp -100 bps Parallel Ramp +2.21% -2.91% LOANS Fixed 2.75 yr. weighted avg. remaining life Variable Repricing within 3 months Variable Repricing greater than 3 months

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Yield on Loans and Leases

(Dollars in thousands)	2018	2019	2020	2021	2022 YTD
(A) Loans and leases interest income (GAAP)	$ 234,083	$ 257,738	$ 242,172	$ 234,583	$ 184,473
(B) Plus: loans and leases fully tax-equivalent adjustments	367	375	333	319	257
(C) Loans and leases interest income - FTE (A+B)	234,450	258,113	242,505	234,902	184,730
(D) Average loans and leases	$ 4,755,256	$ 5,000,161	$ 5,463,436	$ 5,437,817	$ 5,474,401
(E) Annualization factor	1.00	1.00	1.00	1.00	1.34
Yield on loans and leases (GAAP) (A*E)/D	4.92%	5.15%	4.43%	4.31%	4.51%
Yield on loans and leases - FTE (C*E)/D	4.93%	5.16%	4.44%	4.32%	4.51%

Pre-Tax, Pre-Provision Income

(Dollars in thousands)	2018	2019	2020	2021	2021 YTD	2022 YTD
(A) Income before income taxes (GAAP)	$ 105,027	$ 120,154	$ 106,341	$ 154,885	$ 118,619	$ 115,771
(B) Plus: Provision (recovery of provision) for credit losses	19,462	15,833	36,001	(4,303)	(3,186)	7,903
(C) Pre-tax pre-provision income (A+B)	$ 124,489	$ 135,987	$ 142,342	$ 150,582	$ 115,433	$ 123,674

Calculation of Return on Average Tangible Common Equity

(Dollars in thousands)	2016	2017	2018	2019	2020	2021	2022 YTD
(A) Net income (GAAP)	$ 57,786	$ 68,051	$ 82,414	$ 91,960	$ 81,437	$ 118,534	$ 89,441
(B) Average common shareholders' equity (GAAP)	663,703	702,419	743,173	799,736	865,278	906,951	881,574
(C) Less: average goodwill and intangible assets	84,396	83,884	84,077	83,985	83,959	83,937	83,919
(D) Average tangible common shareholders' equity (B-C)	$ 579,307	$ 618,535	$ 659,096	$ 715,751	$ 781,319	$ 823,014	$ 797,655
(E) Annualization factor	1.00	1.00	1.00	1.00	1.00	1.00	1.34
Return on average common equity (GAAP) (A*E)/B	8.71%	9.69%	11.09%	11.50%	9.41%	13.07%	13.56%
Return on average tangible common equity (A*E)/D	9.98%	11.00%	12.50%	12.85%	10.42%	14.40%	14.99%

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Net Interest Margin

(Dollars in thousands)	2018	2019	2020	2021	2021 YTD	2022 YTD
(A) Interest income (GAAP)	$ 257,316	$ 282,877	$ 263,031	$ 254,772	$ 190,791	$ 206,556
(B) Plus: fully tax-equivalent adjustments	803	686	543	459	350	413
(C) Interest income - FTE (A+B)	258,119	283,563	263,574	255,231	191,141	206,969
(D) Interest expense (GAAP)	43,410	59,011	37,211	18,134	14,220	14,542
(E) Net interest income (GAAP) (A-D)	213,906	223,866	225,820	236,638	176,571	192,014
(F) Net interest income - FTE (C-D)	214,709	224,552	226,363	237,097	176,921	192,427
(G) Average earning assets	$ 5,761,761	$ 6,104,673	$ 6,684,246	$ 7,338,639	$ 7,211,523	$ 7,645,464
(H) Annualization factor	1.00	1.00	1.00	1.00	1.34	1.34
Net interest margin (GAAP) (E*H)/G	3.71%	3.67%	3.38%	3.22%	3.27%	3.36%
Net interest margin - FTE (F*H)/G	3.73%	3.68%	3.39%	3.23%	3.28%	3.37%

Noninterest Income

(Dollars in thousands)	2018	2019	2020	2021	2021 YTD	2022 YTD
(A) Noninterest income (GAAP)	$ 97,050	$ 101,130	$ 103,889	$ 100,092	$ 76,264	$ 67,982
(B) Less: depreciation - leased equipment	(26,248)	(25,128)	(20,203)	(13,694)	(10,562)	(7,912)
(C) Noninterest income - adjusted (A-B)	$ 70,802	$ 76,002	$ 83,686	$ 86,398	$ 65,702	$ 60,070

Noninterest Expense

(Dollars in thousands)	2018	2019	2020	2021	2021 YTD	2022 YTD
(A) Noninterest expense (GAAP)	$ 186,467	$ 189,009	$ 187,367	$ 186,148	$ 137,402	$ 136,322
(B) Less: depreciation - leased equipment	(26,248)	(25,128)	(20,203)	(13,694)	(10,562)	(7,912)
(C) Noninterest expense - adjusted (A-B)	$ 160,219	$ 163,881	$ 167,164	$ 172,454	$ 126,840	$ 128,410

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Efficiency Ratio

(Dollars in thousands)		2018	2019	2020	2021	2021 YTD	2022 YTD
(A)	Net interest income (GAAP)	$ 213,906	$ 223,866	$ 225,820	$ 236,638	$ 176,571	$ 192,014
(B)	Net interest income - FTE	214,709	224,552	226,363	237,097	176,921	192,427
(C)	Plus: noninterest income (GAAP)	97,050	101,130	103,889	100,092	76,264	67,982
(D)	Less: gains/losses on investment securities and partnership investments	(320)	(653)	(1,652)	(1,020)	(735)	(1,498)
(E)	Less: depreciation - leased equipment	(26,248)	(25,128)	(20,203)	(13,694)	(10,562)	(7,912)
(F)	Total net revenue (GAAP) (A+C)	310,956	324,996	329,709	336,730	252,835	259,996
(G)	Total net revenue - adjusted (B+C-D-E)	285,191	299,901	308,397	322,475	241,888	250,999
(H)	Noninterest expense (GAAP)	186,467	189,009	187,367	186,148	137,402	136,322
(E)	Less: depreciation - leased equipment	(26,248)	(25,128)	(20,203)	(13,694)	(10,562)	(7,912)
(I)	Noninterest expense - adjusted (H-E)	$ 160,219	$ 163,881	$ 167,164	$ 172,454	$ 126,840	$ 128,410
	Efficiency ratio (GAAP-derived) (H/F)	60.0%	58.2%	56.8%	55.3%	54.3%	52.4%
	Efficiency ratio - adjusted (I/G)	56.2%	54.7%	54.2%	53.5%	52.4%	51.2%

Calculation of Tangible Common Equity-to-Tangible Assets Ratio

(Dollars in thousands)		2018	2019	2020	2021	2022 YTD
(A)	Total common shareholders' equity (GAAP)	$ 762,082	$ 828,277	$ 886,845	$ 916,255	$ 826,059
(B)	Less: goodwill and intangible assets	(83,998)	(83,971)	(83,948)	(83,926)	(83,911)
(C)	Total tangible common shareholders' equity (A-B)	678,084	744,306	802,897	832,329	742,148
(D)	Total assets (GAAP)	6,293,745	6,622,776	7,316,411	8,096,289	8,097,486
(B)	Less: goodwill and intangible assets	(83,998)	(83,971)	(83,948)	(83,926)	(83,911)
(E)	Total tangible assets (D-B)	$6,209,747	$6,538,805	$7,232,463	$8,012,363	$8,013,575
	Common equity-to-assets ratio (GAAP-derived) (A/D)	12.11%	12.51%	12.12%	11.32%	10.20%
	Tangible common equity-to-tangible assets ratio (C/E)	10.92%	11.38%	11.10%	10.39%	9.26%

1st Source Corporation
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44page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Tangible Book Value per Common Share (Dollars in thousands, except for per share data) 2015 2016 2017 2018 2019 2020 2021 2022 YTD (A) Total common shareholders' equity (GAAP) 644,053$ 672,650$ 718,537$ 762,082$ 828,277$ 886,845$ 916,255$ 826,059$ (B) Less: goodwill and intangible assets (84,676) (84,102) (83,742) (83,998) (83,971) (83,948) (83,926) (83,911) (C) Total tangible common shareholders' equity (A-B) 559,377$ 588,548$ 634,795$ 678,084$ 744,306$ 802,897$ 832,329$ 742,148$ (D) Actual common shares outstanding 26,027,584 25,875,765 25,936,764 25,783,728 25,509,474 25,389,117 24,739,512 24,657,178 Book value per common share (GAAP-derived) (A/D)*1000 24.75$ 26.00$ 27.70$ 29.56$ 32.47$ 34.93$ 37.04$ 33.50$ Tangible common book value per share (C/D)*1000 21.49$ 22.75$ 24.47$ 26.30$ 29.18$ 31.62$ 33.64$ 30.10$